UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☐      Preliminary Proxy Statement
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☐      Definitive Proxy Statement
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☐      Soliciting Material Pursuant to §240.14a-12
PARKWAY PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 12, 2011

PARKWAY PROPERTIES, INC.
PARKWAY PROPERTIES, INC.
188 EAST CAPITOL STREET, SUITE 1000
JACKSON, MS 39201
Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	March 14, 2011

Date: May 12, 2011	Time: 3:00 PM EDT

Location:	Buckhead Club 3344 Peachtree Road NE Atlanta, GA
You are receiving this communication because you hold shares in Parkway Properties, Inc. This notice also constitutes the Notice of the 2011 Annual Meeting of Stockholders of the Company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement    2. Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You can vote in person at the Meeting by delivering your completed proxy card or by completing a ballot available upon request at the Meeting. However, if you hold shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your stockbroker in order to vote at the Meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors

Nominees:

01)	Charles T. Cannada	06) Brenda J. Mixson
02)	Edward M. Casal	07) Steven G. Rogers
03)	Laurie L. Dotter	08) Leland R. Speed
04)	Daniel P. Friedman	09) Troy A. Stovall
05)	Michael J. Lipsey
The Board of Directors recommends you vote FOR the following proposals:
2.	Advisory vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

3.	Advisory vote on executive compensation.

The Board of Directors recommends you vote 3 years on the following proposal:

4.	Advisory vote on the frequency of future advisory votes on executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.